Name                                       Dated           Amount       Signatory
---------------------------------------    ------------    -----------  ---------------
Canadian Advantage Limited Partnership     Nov. 26, 1997   $  500,000
Dominion Capital Fund, Ltd.                Nov. 26, 1997   $2,190,000
Sovereign Partners LP                      Nov. 26, 1997   $1,000,000

*    This document has been filed.


                                                                   EXHIBIT 10.20

                       ----------------------------------

                          SWISSRAY INTERNATIONAL, INC.

                       ----------------------------------

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS.

ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                          Maximum Offering: $3,250,000

  This                  offering   consists  of  not  more  than  $3,250,000  of
                        Convertible Debentures of Swissray International, Inc.

                              --------------------

                             SUBSCRIPTION AGREEMENT

                               -------------------

                             SUBSCRIPTION PROCEDURES

         Convertible Debentures of SWISSRAY INTERNATIONAL, INC.. (the "Company") are being offered in an aggregate amount not to exceed $3,250,000. The
Debentures will be transferable to the extent that any such transfer is permitted by law. This offering is being made in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act") and Rule 506 of Regulation D promulgated under the Act (the "Regulation D Offering").

                  The Investor Questionnaire is designed to enable the Investor to demonstrate the minimum legal requirements under federal and state securities laws to purchase the Debentures. The Signature Page for the Investor Questionnaire and the Subscription Agreement contain representations relating to the subscription.

                  Also included is an Internal Revenue Service Form W-9:
                  "Request for Taxpayer Identification Number and Certification" for U.S. citizens or residents of the U.S. for U.S. federal income tax purposes only. (Foreign investors should consult their tax advisors regarding the need to complete Internal Revenue Service Form W-9 and any other forms that may be required).

         If you are a foreign person or foreign entity, you may be subject to a withholding tax equal to 30% of any dividends paid by the Company. In order to eliminate or reduce such withholding tax you may submit a properly executed I.R.S. Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or I.R.S. Form 1001 (Ownership Exemption or Reduced Trade Certificate), claiming exemption from withholding or eligibility for treaty benefits in the form of a lower rate of withholding tax on interest or dividends.

         Payment must be made by wire transfer as provided below:

Immediately available funds should be sent via wire transfer to the escrow account stated below and the completed subscription documents should be forwarded to the Escrow Agent. Your subscription funds will be deposited into a non-interest bearing escrow account of Joseph B. LaRocco, Esq., Escrow Agent, at First Union Bank of Connecticut, Stamford, Connecticut. In the event of a termination of the Regulation D Offering or the rejection of this subscription, all subscription funds will be returned without interest. The wire instructions are as follows:

         ABA #:
         Swift #:
         Account #:

         Acct.Name: Joseph B. LaRocco, Esq.  Trustee Account

                             SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS.

ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

To:      SWISSRAY INTERNATIONAL, INC.

         This Subscription Agreement is made between Swissray International, Inc., ("Company" or "Seller") a New York corporation, and the undersigned prospective purchaser ("Purchaser") who is subscribing hereby for the Company's Convertible Debentures (the "Debentures"). The Debentures being offered will be separately transferable, to the extent that any such transfer is permitted by law. The conversion terms of the Debentures are set forth in Section 4. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement dated __________ __, 1997, together with any Exhibits thereto, relating to an offering (the "Offering") of up to $3,250,000 of Debentures. This Offering is comprised of an offering of the Debentures to accredited investors (the "Regulation D Offering") in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D promulgated under the Act ("Regulation D").

1.       SUBSCRIPTION.

         (a) The undersigned hereby irrevocably subscribes for and agrees to purchase $________ of the Company's Debentures, which amount represents the unconverted portion of Purchaser's investment, with agreed upon interest, in the Company's August, 1997, Regulation D offering. The Debentures shall pay an 8% cumulative interest payable annually, in cash or in freely trading Common Stock of the Company, at the Company's option, at the time of each conversion. If paid in Common Stock, the number of shares of the Company's Common Stock to be received shall be determined by dividing the dollar amount of the dividend by the then applicable Market Price, as of the interest payment date.

"Market Price" shall mean 75% of the average of the 5 day closing bid prices, as reported by Nasdaq, or whatever primary exchange the Company's Common Stock may be traded on, for the five trading days immediately preceding the date of conversion. If the interest is to be paid in cash, the Company shall make such payment within 5 business days of the date of conversion. If the interest is to be paid in Common Stock, said Common Stock shall be delivered to the Purchaser, or per Purchaser's instructions, within 5 business days of the date of conversion. The Debentures are subject to automatic conversion at the end of two years from the date of issuance at which time all Debentures outstanding will be automatically converted based upon the formula set forth in Section 4(c). The closing shall be deemed to have occurred on the date the funds are received by the Company or its designated attorney (the "Closing Date").

         (b) Upon receipt by the Company of the requisite payment for the Debentures being purchased the Debentures so purchased will be forwarded by the Escrow Agent, Joseph B. LaRocco, to the Purchaser and the name of such Purchaser will be registered on the Debenture transfer books of the Company as the record owner of such Debentures. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties in connection with this transaction and has not been involved in the negotiation of the terms of this Agreement or any matters relative thereto. Seller and Purchaser each agree to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement. The Escrow Agent is not rendering securities advice to anyone with respect to this proposed transaction; nor is the Escrow Agent opining on the compliance of the proposed transaction under applicable securities law.

2.       REPRESENTATIONS AND WARRANTIES.

         The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

                  (a) The undersigned has been furnished with, and has carefully read the applicable form of Debenture included herein as Exhibit A and the form of Registration Rights Agreement annexed hereto as Exhibit B (the "Registration Rights Agreement"), and is familiar with and understands the terms of the Offering. With respect to tax and other economic considerations involved in his investment, the undersigned is not relying on the Company. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the

         Company, by purchasing the Debentures, for the undersigned's particular tax and financial situation and has determined that the investment being made by the undersigned is a suitable investment for the undersigned.

                  (b) The undersigned acknowledges that all documents, records, and books pertaining to this investment which the undersigned has requested including Form 10-KSB for the fiscal year ended June 30, 1997 and Form 10-Q for the quarter ended September 30, 1997 (the "Disclosure Documents") have been made available for inspection by the undersigned or the undersigned has had access to the Disclosure Documents.

                  (c) The undersigned has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

                  (d) The undersigned will not sell or otherwise transfer the Debentures without registration under the Act or applicable state securities laws or an exemption therefrom. The Debentures have not been registered under the Act or under the securities laws of any states. The Common Stock underlying the Debentures is to be registered by the Company pursuant to the terms of the Registration Rights Agreement attached hereto as Exhibit B and incorporated herein and made a part hereof. Without limiting the right to convert the Debentures and sell the Common Stock pursuant to the Registration Rights Agreement, the undersigned represents that the undersigned is purchasing the Debentures for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Act. The undersigned has not offered or sold any portion of the Debentures being acquired nor does the undersigned have any present intention of dividing the Debentures with others or of selling, distributing or otherwise disposing of any portion of the Debentures either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Act. Except as provided in the Registration Rights Agreement, the Company has no obligation to register the Common Stock issuable upon conversion of the Debentures.

                  (e) The undersigned recognizes that an investment in the Debentures involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the schedule entitled Pending Litigation matters attached hereto as Exhibit C.

                  (f)      Legends.

                           (i) The undersigned acknowledges that each certificate representing the Debentures unless registered pursuant to the Registration Rights Agreement, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                  NOTWITHSTANDING THE FOREGOING, THE COMMON STOCK INTO WHICH THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE CONVERTIBLE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN EACH OF THAT CERTAIN SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF EACH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

                           (ii) The Common  Stock issued upon  conversion  shall
                  contain the following legend:

                  THE SECURITIES REPRESENTED HEREBY HAVE BEEN INCLUDED IN THE COMPANY'S REGISTRATION STATEMENT INITIALLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON __________, 1997, AND MAY BE SOLD IN ACCORDANCE WITH THE COMPANY'S PROSPECTUS DATED ___________, 1997, WHICH FORMS A PART OF SUCH REGISTRATION STATEMENT, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE
                  ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (g) If this Subscription Agreement is executed and delivered on behalf of a corporation, (i) such corporation has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments (including, without limitation, the Registration Rights Agreement) executed and delivered by or on behalf of such corporation in connection with the purchase of the Debentures and (b) to purchase and hold the Debentures: (ii) the signature of the party signing on behalf of such corporation is binding upon such corporation; and (iii) such corporation has not been formed for the specific purpose of acquiring the Debentures, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D and has submitted information substantiating such individual qualification.

                  (h) The  undersigned  shall  indemnify  and hold  harmless the
         Company and each stockholder, executive, employee, representative, affiliate, officer, director, agent (including Counsel) or control person of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's subscription for and purchase of the Debentures or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this
         Subscription Agreement, the Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, or any stockholder, executive, employee, representative, affiliate, officer, director, agent (including Counsel) or control person of the Company has not otherwise been reimbursed (including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, or such officer, director stockholder, executive, employee, agent (including Counsel), representative, affiliate or control person in connection with such action, suit or proceeding.

                  (i) The undersigned is not subscribing for the Debentures as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

                  (j) The undersigned or the undersigned's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Debentures and to make an informed investment decision with respect thereto.

                  (k) The Purchaser is purchasing the Debentures for its own account for investment, and not with a view toward the resale or distribution thereof. Purchaser is neither an underwriter of, nor a dealer in, the Debentures or the Common Stock issuable upon conversion thereof and is not participating in the distribution or resale of the Debentures or the Common Stock issuable upon conversion thereof.

                  (l) There has never been represented, guaranteed, or warranted to the undersigned by any broker, the Company, its officers, directors or agents, or employees or any other person, expressly or by implication (i) the percentage of profits and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the Company's operations; and (ii) that the past performance or experience on the part of the management of the Company, or of any other person, will in any way result in the overall profitable operations of the Company.

         3.       SELLER REPRESENTATIONS.

                  (a) Concerning the Securities. The issuance, sale and delivery of the Debentures have been duly authorized by all required corporate action on the part of Seller, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued and enforceable in accordance with their terms, subject to the laws of bankruptcy and creditors' rights generally. 1,500,000 shares of Common Stock issuable upon conversion of all the Debentures issued pursuant to this offering have been duly and validly reserved for issuance, or alternative arrangements agreed to in writing to cover the contingency of their being insufficient reserved shares and, upon issuance shall be duly and validly issued, fully paid, and non-assessable (the "Reserved Shares"). From time to time, the Company shall keep such additional shares of Common Stock reserved so as to allow for the conversion of all the Debentures issued pursuant to this offering. Upon an increase in the number of authorized shares of Common Stock of the Company to 50,000,000, the Company shall reserve a total of at least 5,000,000 shares to cover conversion of all the Debentures issued in this offering.

         Prior to conversion of all the Debentures, if at anytime the conversion of all the Debentures outstanding would result in an insufficient number of authorized shares of Common Stock being available to cover all the conversions, then in such event, the Company will move to call and hold a shareholder's meeting within 60 days of such event for the purpose of authorizing additional shares of Common Stock to facilitate the conversions. In such an event the Company shall recommend to all shareholders to vote their shares in favor of increasing the authorized number of shares of Common Stock . Seller represents and warrants that under no circumstances will it deny or prevent Purchaser's right to convert the Debentures as permitted under the terms of this

Subscription Agreement or the Registration Rights Agreement. Nothing in this Section shall limit the obligation of the Company to make the payments set forth in Section 4(h).

                  (ii) In anticipation of the potential need for additional Reserved Shares, the Company has forwarded (to the S.E.C.) a Proxy Statement for an annual meeting currently scheduled to be held on December 23, 1997, whereat the Company proposes to increase its authorized shares to 50,000,000 shares of Common Stock.

                  (b) Authority to Enter Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                  (c) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Debentures, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of Seller, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation of the United States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets.

                  (d) Company Compliance. The Company represents and warrants that the Company and its subsidiaries are: (i) in full compliance, to the extent applicable, with all reporting obligations under either Section 13(a) or 15(d) of the Securities Exchange Act of 1934; (ii) not in violation of any term or provision of its Certificate of Incorporation or by-laws; (iii) not in default in the performance or observance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any mortgage, deed of trust, indenture or other instrument or agreement to which they are a party, either singly or jointly, by which it or any of its property is bound or subject except at set forth in Exhibit D. Furthermore, the Company is not aware of any other facts, which it has not disclosed which could have a material adverse effect on the business, condition, (financial or otherwise), operations, earnings, performance, properties or prospects of the Company and its subsidiaries taken as a whole.

                  (e) Pending Litigation. Except as otherwise disclosed in Exhibit C, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental body now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be bound or subject, (ii) no law, statute, rule, regulation, order or ordinance that has been enacted, adopted or issued by any Governmental Body or that, to the knowledge of the Company, has been proposed by any Governmental Body adversely affecting the Company or any of its subsidiaries, (iii) no injunction, restraining order or order of any nature by a federal, state or foreign court or Governmental Body of competent jurisdiction to which the Company or any of its subsidiaries is subject issued that, in the case of clauses (i), (ii) and (iii) above, (x) is reasonably likely, singly or in the aggregate, to result in a material adverse effect on the business, condition, (financial or otherwise), operations, earnings, performance, properties or prospects of the Company, and its subsidiaries taken as a whole or (y) would interfere with or adversely affect the issuance of the Debentures or would be reasonably likely to render this Subscription Agreement or the Debentures, or any portion thereof, invalid or unenforceable.

                  (f) Issuance of the Debentures. No action has been taken and no law, statute, rule, regulation, order or ordinance has been enacted, adopted or issued by any Governmental Body that prevents the issuance of the Debentures or the Common Stock issuable upon conversion or exercise thereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Debentures or the Common Stock issuable upon conversion or exercise thereof or suspends the sale of the Debentures or the Common Stock issuable upon conversion thereof in any jurisdiction; and no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting, the Company, any of its subsidiaries or, to the best knowledge of the Company, before any court or arbitrator or any Governmental Body that, if adversely determined, would prohibit, materially interfere with or adversely affect the issuance or marketability of the Debentures or the Common Stock issuable upon conversion or exercise thereof or render the Subscription Agreement or the Debentures, or any portion thereof, invalid or unenforceable.

         (g) The Company shall indemnify and hold harmless the Purchaser and each stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Company to the Purchaser or omitted or alleged to have been omitted by the Company, concerning the Purchaser or the Purchaser's subscription for and purchase of the Debentures or the Purchaser 's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this Subscription Agreement, the Questionnaire or any other document submitted by the Company, against losses, liabilities and expenses for which the Purchaser, or any stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser has not otherwise been reimbursed (including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Purchaser, or such officer, director, stockholder, executive, employee, representative, affiliate or control person in connection with such action, suit or proceeding.

         (h) No Change. Other than filings required by the Blue Sky or federal securities law, no consent, approval or authorization of or designation, declaration or filing with any governmental or other regulatory authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement. Any required qualification or notification under applicable federal securities laws and state Blue Sky laws of the offer, sale and issuance of the Debentures, has been obtained on or before the date hereof or will have been obtained within the allowable period thereafter, and a copy thereof will be forwarded to Counsel for the Purchaser.

         (i) True Statements. Neither this Agreement nor any of the "Disclosure Documents", as hereinafter defined, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements are made. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties or assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Subscription Agreement or disclosed in such documents.

         (j) The Purchaser has been advised that the Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the Purchaser. Although the Company has retained its own counsel, neither such counsel nor any other firm, including Joseph B. LaRocco, Esq., has acted on behalf of the Purchaser, and the Purchaser should not rely on the Company's legal counsel or Joseph B. LaRocco, Esq. with respect to any matters herein described.

         (k) Prior Shares Issued Under Regulation S or Regulation D. In the past six months the Company raised $4,265,500 in Regulation S offerings. The Company has raised $5,000,000 in Regulation D offerings in August of 1997 a portion of which is being rolled-over. Also, the Company is in the process of raising up to an additional $3,800,000 in Regulation D financing.

         (l) Current Authorized Shares. As of November 20, 1997, there were 30,000,000 authorized shares of Common Stock of which approximately 28,443,403 shares of Common Stock were deemed issued and outstanding on a fully diluted basis.

         (m) Disclosure Documents. The Disclosure Documents are all the documents (other than preliminary materials) that the Company has been required to file with the SEC from June 30, 1997, to the date hereof. As of their respective dates, none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and no material event has occurred since the Company's filing on Form 10-KSB for the year ended June 30, 1997, which could make any of the disclosures contained therein misleading. The financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, only to normal recurring year-end audit adjustments) the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended.

         (n) Information Supplied. The information supplied by the Company to Purchaser in connection with the offering of the Debentures does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in the light of the circumstances in which they were made, not misleading. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties, assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Agreement or disclosed in such documents.

         (o) Delivery Instructions. On the Closing Date the Debentures being purchased hereunder shall be delivered to Joseph B. LaRocco, Esq. as Escrow Agent, who will simultaneously wire to the Company the funds being held in escrow, less placement fees, at which time the Escrow Agent shall then have the Debentures delivered to the Purchaser, per the Purchaser's instructions.

         (p) Non-contravention. The execution and delivery of this Agreement by the Company, the issuance of the Debentures, and the consummation by the Company of the other transactions contemplated by this Agreement, and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the (i) certificate of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) any material existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

         (q) No Default. Except as may be set forth in the Company's report on form 10-KSB for the fiscal year ending June 30, 1997, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound, and neither the execution of, nor the delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement or the Debentures, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, (i) any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound,
(ii) any statute applicable to the Company or its property, (iii) the Certificate of Incorporation or By-Laws of the Company, (iv) any decree , judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or (v) the Company's listing agreement for its Common Stock.

         (r) Use of Proceeds. The Company represents that the net proceeds of this offering will be used for working capital.

         (s) The Purchaser has been advised that the Company has entered into a consulting agreement with Net Financial International, Ltd. pursuant to which it will pay a fee of 10% of the gross proceeds of this offering.

         4.       TERMS OF CONVERSION.

                  (a) Debentures. Upon receipt by the Company or its designated attorney of a facsimile or original of Purchaser's signed Notice of Conversion and the original Debenture to be converted in whole or in part, the Company shall instruct its transfer agent to issue one or more Certificates representing that number of shares of Common Stock into which the Debenture is convertible in accordance with the provisions regarding conversion set forth in Exhibit D hereto. The Seller's transfer agent or attorney shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

                  (b) Conversion Procedures. Twenty-five percent (25%) of the face amount of the Debentures may be converted at the earlier of the effective date of the Registration Statement or March 21, 1998. Such conversion shall be effectuated by surrendering to the Company, or its attorney, the Debentures to be converted together with a facsimile or original of the signed Notice of Conversion which evidences Purchaser's intention to convert those Debentures indicated. An additional twenty-five percent (25%) of the face amount of the Debentures, fifty percent 50% cumulatively, may be converted after the earlier of 30 days following the effective date of the Registration Statement or April 20, 1998. An additional twenty-five percent (25%), seventy-five percent (75%) cumulatively, may be converted after the earlier of 60 days following the effective date of the Registration Statement or May 20, 1998. An additional twenty-five percent (25%), one hundred percent (100%) cumulatively, may be converted after the earlier of 90 days following the effective date of the Registration Statement or June 19, 1998. The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Purchaser has delivered to the Company a facsimile or original of the signed Notice of Conversion, as long as the original Debentures to be converted are received by the Company or its designated attorney within 5 business days thereafter. Unless otherwise notified by the Company in writing via facsimile, the Company's designated attorney is Gary B. Wolff, Esq., 747 Third Avenue, New York, NY 10017 (P) 212-644-6446 (f) 212-644-6498.

                  (c) Common Stock to be Issued Without Restrictive Legend. Upon the conversion of any Debentures and upon receipt by the Company or its designated attorney of a facsimile or original of Purchaser's signed Notice of Conversion (see Exhibit D) Seller shall instruct Seller's transfer agent to issue Stock Certificates without restrictive legend or stop transfer instructions, if at that time the Registration Statement has been deemed effective (or with proper restrictive legend if the Registration Statement has not as yet been declared effective), in the name of Purchaser (or its nominee) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Seller warrants that no instructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of Seller, except as may be set forth herein.

                  (d) (i) Conversion Rate. Purchaser is entitled, at its option to convert twenty-five percent (25%) of the face amount of the Debentures, plus accrued interest, at the earlier of the effective date of the Registration Statement or March 21, 1998, at 75% of the 5 day average closing bid price, as reported by Nasdaq, or whatever primary exchange the Company's Common Stock may be traded on, for the 5 trading days immediately preceding the applicable Conversion Date (the "Conversion Price"). Purchaser is entitled, at its option to convert an additional twenty-five percent (25%), fifty percent (50%) cumulatively, of the face amount of the Debentures, plus accrued interest, at the earlier of 30 days after the effective date of the Registration Statement or April 20, 1998, at 75% of the 5 day average closing bid price, as reported by Nasdaq, or whatever primary exchange the Company's Common Stock may be traded on, for the 5 trading days immediately preceding the applicable Conversion Date. Purchaser is entitled, at its option, to convert an additional twenty-five percent (25%), seventy-five percent (75%) cumulatively, of the face amount of the Debentures, plus accrued interest at the earlier of 60 days after the effective date of the Registration Statement or May 20, 1998, at 75% of the 5 day average closing bid price, as reported by Nasdaq, or whatever primary exchange the Company's Common Stock may be traded on, for the 5 trading days immediately preceding the applicable Conversion Date. Purchaser is entitled, at its option, to convert an additional twenty-five percent (25%), one hundred percent (100%) cumulatively, of the face amount of the

Debentures, plus accrued interest at the earlier of 90 days after the effective date of the Registration Statement or June 19, 1998, at 75% of the 5 day average closing bid price, as reported by Nasdaq, or whatever primary exchange the Company's Common Stock may be traded on, for the 5 trading days immediately preceding the applicable Conversion Date. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

         (ii) Redemption Terms. The Company reserves the right, at its sole option, to call a mandatory redemption of any percentage of the balance on the Debentures during the two hundred ten (210) day period following the Closing Date. In the event the Company exercises such right of redemption up to and including the two hundred tenth (210th) day following the Closing Date it shall pay the Purchaser, in U.S. currency One Hundred Thirty Percent (130%) of the face amount of the Debentures redeemed. Mandatory redemption by the Company shall be effected by the Company notifying the Purchaser by facsimile at the number listed in this Agreement of the Company's intention to exercise its right of mandatory redemption. The Company shall state in such notice the dollar amount of the Debentures it intends to redeem, the amount that it will pay to effectuate such redemption and the date by which the Purchaser must deliver the Debentures to Joseph B. LaRocco, Escrow Agent (including the Escrow Agent's address) unless the Company is already in receipt of those Debentures to be redeemed. The date by which the Debentures must be delivered to the Escrow Agent shall not be later than 10 business days following the date the Company notifies the Purchaser by facsimile of the redemption. The Company shall give the Purchaser at least 2 business day's notice of the above information. On or before the date by which the Purchaser is to deliver the original Debentures to the Escrow Agent, the Company shall wire to the Escrow Agent that amount necessary to pay the Purchaser to effectuate the mandatory redemption. Once the Escrow Agent is in receipt of the original Debentures and those funds necessary to effectuate the mandatory conversion he shall wire those funds to the Purchaser and deliver to the Company the original Debentures via overnight courier. The Purchaser shall not be entitled to send a Conversion Notice to the Company with respect to the Debentures being redeemed during such period.

                  (iii) Most Favored Financing. If after the Closing Date, but prior to the Purchaser's conversion of all the Debentures, the Company raises money under either Regulation D or Regulation S on terms that are more favorable than those terms set forth in this Subscription Agreement, then in such event, the Purchaser at its sole option shall be entitled to completely replace the terms of this Subscription Agreement with the terms of the more beneficial Subscription Agreement as to that balance, including accrued interest and any accumulated liquidated damages, remaining on Purchaser's original investment. The Debentures are subject to a mandatory, 24 month conversion feature at the end of which all Debentures outstanding will be automatically converted, upon the terms set forth in this section ("Mandatory Conversion Date").

                  (e) Nothing contained in this Subscription Agreement shall be deemed to establish or require the payment of interest to the Purchaser at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Purchaser to the Company.

                  (f) It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Purchaser a new Debenture equal to the unconverted amount, if so requested in writing by Purchaser.

                  (g)  Within  five  (5)  business  days  after  receipt  of the documentation referred to above in Section 4(b), the Company shall deliver a certificate, without stop transfer instructions, for the number of shares of Common Stock issuable upon the conversion. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Purchaser a new Debenture equal to the unconverted amount, if so requested in writing by Purchaser.

         In the event the Company does not make delivery of the Common Stock, as instructed by Purchaser, within 8 business days after delivery of the original Debenture, then in such event the Company shall pay to Purchaser an amount, in cash in accordance with the following schedule, wherein "No. Business Days Late" is defined as the number of business days beyond the 8 business days delivery period.



                                             Late Payment for Each
                                             $10,000 of Debenture

No. Business Days Late                      Amount Being Converted

- ----------------------                      ----------------------

         1                                        $100
         2                                        $200
         3                                        $300
         4                                        $400
         5                                        $500
         6                                        $600



         7                                        $700
         8                                        $800
         9                                        $900
         10                                       $1,000
         >10                                      $1,000 + $200 for each
                                                  Business Day Beyond 10


         The Company acknowledges that its failure to deliver the Common Stock within 8 business days after the Conversion Date will cause the Purchaser to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to qualify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Agreement.

         To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 4(g) is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 4(g) shall not apply but instead the provisions of Section 4(h) shall apply.

         The Company shall make any payments incurred under this Section 4(g) in immediately available funds within five (5) business days from the Conversion Date if late. Nothing herein shall limit a Purchaser's right to pursue actual damages or cancel the conversion for the Company's failure to issue and deliver Common Stock to the Holder within 8 business days after the Conversion Date.

                  (h) The Company shall at all times reserve and have available all Common Stock necessary to meet conversion of the Debentures by all Purchasers of the entire amount of Debentures then outstanding. If, at any time Purchaser submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Purchaser all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures"), upon Purchaser's sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Purchasers of outstanding Debentures, by facsimile, within three (3) business day of such default (with the original delivered by overnight or two day courier), and the Purchaser shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.

         The Company agrees to pay to all Purchasers of outstanding Debentures payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Purchaser where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization Notice") to each Purchaser of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Purchaser's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Purchaser's option, payable as follows: (i) in the event Purchaser elects to take such payment in cash, cash payments shall be made to such Purchaser of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Purchaser elects to take such payment in stock, the Purchaser may convert such payment amount into Common Stock at the conversion rate set forth in section 4(d) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the expiration of the mandatory 24 month conversion period.

         The company acknowledges that its failure to maintain a sufficient number of authorized but unissued shares of Common Stock to effect in full a conversion of the Debentures will cause the Purchaser to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Agreement.

         Nothing herein shall limit the Purchaser's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock.

                  (i) The Company shall furnish to Purchaser such number of prospectuses and other documents incidental to the registration of the shares of Common Stock underlying the Debentures, including any amendment of or supplements thereto.

5.       LIMITS ON AMOUNT OF CONVERSION AND OWNERSHIP.

         Other than the Mandatory Conversion provisions contained in this Agreement which are not limited by the following, in no other event shall the

Purchaser be entitled to convert that amount of Debentures in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Purchaser and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company. For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such provision.

6.       DELIVERY INSTRUCTIONS.

         Prior to or on the Closing Date the Company shall deliver to the Escrow Agent an opinion letter signed by counsel for the Company in the form attached hereto as Exhibit E. Also, prior to or on the Closing Date the Company shall deliver to the Escrow Agent a signed Registration Rights Agreement in the form attached hereto as Exhibit B. The Debentures being purchased hereunder shall be delivered to Joseph B. LaRocco, Esq. as Escrow Agent, who will hold them in escrow until funds have been wired to the Company or its Counsel at which time the Escrow Agent shall then have the Debentures delivered to the Purchaser, per the Purchaser's instructions.

7.       UNDERSTANDINGS.

         The undersigned understands, acknowledges and agrees with the Company as follows:

FOR ALL SUBSCRIBERS:

         (a) This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion at any time before the date set for closing unless the Company has given notice of acceptance of the undersigned's subscription by signing this Subscription Agreement.

         (b) No U.S. federal or state agency or any agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the Offering for investment nor any recommendation or endorsement of the Debentures.

         (c) The representations, warranties and agreements of the undersigned and the Company contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all material respects on and as of the date of the sale of the Debentures, and as of the date of the conversion and exercise thereof, as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Debentures.

         (d) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE DEBENTURES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         (e)  The   Regulation   D  Offering  is  intended  to  be  exempt  from
registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

         (f) It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

         (g) THE DEBENTURES MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         (h) NASAA UNIFORM LEGEND

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT

TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

9.       LITIGATION.

         (a) Forum Selection and Consent to Jurisdiction. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively in the courts of the State of Delaware. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal courts of the State of Delaware for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of Delaware. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property. The Company hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

         (b) Waiver of Jury Trial. The Holder and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Holder or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Holder entering into this agreement.

         (c) Submission To Jurisdiction. Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state and federal courts located in the State of Delaware and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

10.      MISCELLANEOUS.

         (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

         (b) Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

         (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at Swissray International, Inc. C/O Gary B. Wolff, Esq., 747 Third Avenue, 25th Floor, New York, NY 10017(ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph 9(c).

         (d) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into, and to be performed in, Delaware by and between residents of Delaware, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (e) This Subscription Agreement, together with Exhibits A, B, C, D and E attached hereto and made a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. An executed facsimile copy of the Subscription Agreement shall be effective as an original.

11.      SIGNATURE.

         The signature of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page."

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

                          SWISSRAY INTERNATIONAL, INC.

                          CORPORATION QUESTIONNAIRE
                          INVESTOR NAME: _______________

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION'S Subscription to purchase the Debentures described in the Subscription Agreement may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Debentures is exempt from registration under the Securities Act of 1933, as amended. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

         IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED CORPORATION MUST COMPLETE FORM W-9 ATTACHED HERETO.

I.       PLEASE CHECK EACH OF THE STATEMENTS BELOW THAT APPLIES TO THE
CORPORATION.

/ /

                  1. The undersigned CORPORATION: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring the Debentures and (c) has its principal place of business in ___________.

/ /
                  2. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following three conditions:

                           (a) the shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

                           (b) the shareholder is a natural person who had an individual income* in excess of $200,000 in each of 1995 and 1996 and who reasonably expects an individual income in excess of $200,000 in 1997; or

                           (c) Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 1995 and 1996 and who reasonably expects a joint income in excess of $300,000 during 1997; and the undersigned CORPORATION has its principal place of business in
                                    -----------------.

                  * For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

/ /
                  3.       The undersigned CORPORATION is:

                           (a)      a bank as defined in Section 3(a)(2) of the

                                    Securities Act; or

                           (b) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

                           (c)      a broker or dealer registered pursuant to

                                    Section 15 of the Securities Exchange Act of

                                    1934; or

                           (d)      an insurance company as defined in Section

                                    2(13) of the Securities Act; or

                           (e) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

                           (f) a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or

                           (g)      a private  business  development  company as
                                    defined  in  Section   202(a)  (22)  of  the
                                    Investment Advisors Act of 1940.

II.      OTHER CERTIFICATIONS.

         By signing the Signature Page, the undersigned certifies the following:

         (a) That the CORPORATION'S purchase of the Debentures will be solely for the CORPORATION'S own account and not for the account of any other person or entity; and

         (b) that the CORPORATION'S name, address of principal place of business, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

III.     GENERAL INFORMATION

         (a)      PROSPECTIVE PURCHASER (THE CORPORATION)

Name:

Principal Place of Business:  __________________________________________________

--------------------------------------------------------------------------------


Address for Correspondence (if different):_____________SAME_____________________
                                                      (Number and Street)

--------------------------------------------------------------------------------
         (City)                             (State)                   (Zip Code)

Telephone Number:_________________________________________________________
                                    (Area Code)               (Number)

Jurisdiction of Incorporation:__________________________________________________

Date of Formation:______________________________________________________________

Taxpayer Identification Number:_________________________________________________

Number of Shareholders:_________________________________________________________

         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION.

Name:___________________________________________________________________________

Position or Title:______________________________________________________________

                          SWISSRAY INTERNATIONAL, INC.

                           CORPORATION SIGNATURE PAGE

         Your signature on this Corporation Signature Page evidences the agreement by the Purchaser to be bound by the QUESTIONNAIRE and the SUBSCRIPTION AGREEMENT.

         1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the Purchaser will notify SWISSRAY INTERNATIONAL, INC. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned Purchaser's subscription and will promptly send SWISSRAY INTERNATIONAL, INC. written confirmation of such change.

         2. The undersigned officer of the Purchaser hereby certifies that he has read and understands this Subscription Agreement.

         3. The undersigned officer of the Purchaser hereby represents and warrants that he has been duly authorized by all requisite action on the part of the Corporation to acquire the Debentures and sign this Subscription Agreement on behalf of _______________ and, further, that ____________________ has all requisite authority to purchase the Debentures and enter into this Subscription Agreement.

--------------------------------              ----------------------------------
Amount of Debentures subscribed for                                       Date

                                              ----------------------------------
                                                        (Purchaser)

                                              By: ______________________________
                                                        (Signature)

                                              Name: ____________________________
                                                        (Please Type or Print)

                                              Title: ___________________________
                                                        (Please Type or Print)

         THE DEBENTURES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

                             COMPANY ACCEPTANCE PAGE

This Subscription Agreement accepted
and agreed to this ____ day of November, 1997

SWISSRAY INTERNATIONAL, INC.

BY___________________________________________________
         Ruedi G. Laupper, its Chairman and President duly authorized

                                    EXHIBIT D

                              NOTICE OF CONVERSION

           (TO BE EXECUTED BY THE REGISTERED OWNER IN ORDER TO CONVERT

                                 THE DEBENTURES

         THE UNDERSIGNED HEREBY IRREVOCABLY ELECTS, AS OF ______________, 199_ TO CONVERT $__________ OF CONVERTIBLE DEBENTURES INTO COMMON STOCK OF SWISSRAY INTERNATIONAL, INC.(THE "COMPANY") ACCORDING TO THE CONDITIONS SET FORTH IN THE SUBSCRIPTION AGREEMENT DATED NOVEMBER ____, 1997.

DATE OF CONVERSION__________________________________________

APPLICABLE CONVERSION PRICE_________________________________

NUMBER OF SHARES ISSUABLE UPON THIS CONVERSION______________

SIGNATURE___________________________________________________
                 [NAME]

ADDRESS_____________________________________________________

------------------------------------------------------------

PHONE______________________   FAX___________________________

                                    EXHIBIT E

_______________, 1997

Purchasers of [Company] [Describe Securities]

                                  Re: [Company]

Ladies and Gentlemen:

         We have acted as counsel to [Company], a corporation incorporated under the laws of the State of _________ (the "Company"), in connection with the proposed issuance and sale of convertible debentures (the "Securities") pursuant to the Distribution Agreement and the related Subscription Agreement (including all Exhibits and Appendices thereto) (collectively the "Agreements").

         In connection with rendering the opinions set forth herein, we have examined drafts of the Agreement, the Company's Certificate of Incorporation, and its Bylaws, as amended to date [other documents - describe], the proceedings of the Company's Board of Directors taken in connection with entering into the Agreements, and such other documents, agreements and records as we deemed necessary to render the opinions set forth below.

         In conducting our examination, we have assumed the following: (i) that each of the Agreements has been executed by each of the parties thereto in the same form as the forms which we have examined, (ii) the genuineness of all signatures, the legal capacity of natural persons, the authenticity and accuracy of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies, (iii) that each of the Agreements has been duly and validly authorized, executed and delivered by the party or parties thereto other than the Company, and (iv) that each of the Agreements constitutes the valid and binding agreement of the party or parties thereto other than the Company, enforceable against such party or parties in accordance with the Agreements' terms.

         Based upon the subject to the foregoing, we are of the opinion that:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of __________, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conduct its business.

         2. The authorized capital stock of the Company consists of _______ shares of Common Stock, ________ par value per share, ("Common Stock") and ______________ Preferred Stock, par value $________ per share; [describe classes if applicable]

         3. The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended and the Company has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of at least twelve months preceding the date hereof;

         4. When duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of the Agreements, the Securities [and any Common Stock to be issued upon the conversion of the Securities] as described in the Agreements represented thereby will be duly authorized and validly issued, fully paid and nonassessable;

         5 The Company has the requisite corporate power and authority to enter into the Agreements and to sell and deliver the Securities and the Common Stock to be issued upon the conversion of the Securities as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by the Company to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by the Company or the consummation of the transactions contemplated thereby; each of the Agreements has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state, and foreign securities laws, as to which no opinion is expressed;

         6. To the best of our knowledge, after due inquiry, the execution, delivery and performance of the Agreements by the Company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is party or by which it or any of its property is bound, (iii) any applicable statute or regulation or as other, (iv) or any judgment, decree or order of any court or governmental body having jurisdiction over the Company or any of its property.

         7. The issuance of Common Stock upon conversion of the debentures in accordance with the terms and conditions of the Agreements, will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

         8. To the best of our knowledge, after due inquiry, there is no pending or threatened litigation, investigation or other proceedings against the Company [except as described in Exhibit A hereto].

         9. The Company complies with the eligibility requirements for the use of Form S-3, under the Securities Act of 1933, as amended.

Note: Use this where Registration Rights were included in the offering and the Company is S-3 eligible.

         This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred. This opinion is based solely upon the laws of the United States and the State of _____________ and does not include an interpretation or statement concerning the laws of any other state or jurisdiction. Insofar as the enforceability of the Agreements may be governed by the laws of other states, we have assumed that such laws are identical in all respects to the laws of the State of __________.

         The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Agreements and may not be relied upon by any other person or entity or for any other purpose without our prior consent.

                                                Very truly yours,

                                                By: ____________________________